FS ENERGY TOTAL RETURN FUND

Repurchase Offer Notice – Deadline Extension

This notice is to inform you of a deadline extension for your Fund’s current repurchase offer. If you are not interested in selling your shares at this time, please disregard this notice.

January 14, 2019

Dear FS Energy Total Return Fund Shareholder:

We are writing to notify you of an extension of the Repurchase Request Deadline for the Fund’s quarterly repurchase offer dated December 20, 2018.

It has come to our attention that certain shareholders did not receive the December 20, 2018 repurchase offer notice on a timely basis. Accordingly, to provide shareholders with more time to consider the repurchase offer, the Fund has extended the Repurchase Request Deadline to February 6, 2019. All other aspects of the repurchase offer remain the same.

Shares accepted for repurchase will be purchased at a price equal to the respective net asset value of such shares on the repurchase pricing date, which is described further in the Repurchase Offer Terms.

For informational purposes, on January 10, 2019, the net asset values per share of the Fund’s outstanding share classes were as follows:

Class A	-	$10.72
Class I	-	$10.73
Class T	-	$10.72

The net asset values as of the repurchase pricing date may be more or less than these values.

The repurchase offer is to provide liquidity to shareholders because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. You can sell Fund shares only during one of the Fund’s scheduled quarterly repurchase offer periods. Note that early withdrawal of shares from the Fund may be a taxable event; consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

If you intend to sell your shares during this repurchase offer period, please read the Repurchase Offer Terms and Repurchase Request Form.

You should also consider the following:

■	Determine if your account is held with your financial advisor or directly with FS Investment Solutions, LLC (FSIS). If you are unsure if your account is held directly with FSIS or with your financial advisor, please review your most recent account statement. If your statement is from your financial advisor, you must contact your financial advisor for assistance because there may be different requirements for making a repurchase request during the repurchase offer period. If your statement is from FSIS, you may either contact your financial advisor or you can contact a Client Services representative at (877) 628-8575.

■	If you wish to sell any of your Fund shares during this repurchase offer period, all requests must be received in good order prior to the close of the New York Stock Exchange (normally the Exchange closes at 4:00 p.m., Eastern Time, but it may close earlier on certain days) on February 6, 2019.

Please refer to the Fund’s Prospectus, Repurchase Offer Terms and Repurchase Request Form if you have any questions or contact a Client Services representative at (877) 628-8575. The Repurchase Offer Terms and Repurchase Request Form apply to the current repurchase offer period. New documents will be mailed to you in connection with any subsequent quarterly repurchase offers.

Sincerely,

FS Energy Total Return Fund